Exhibit 99.5

SIXTH AMENDMENT TO AGREEMENTS

THIS SIXTH AMENDMENT TO AGREEMENTS (this “Amendment”) is entered into as of December 19, 2011 by and among THERMO CREDIT, LLC, a Colorado limited liability company (together with its successors and assigns, the “Lender”), UNITED ESYSTEMS, INC., a Nevada corporation (“ESystems”), NETCOM DATA SOUTHERN CORP., a Georgia corporation (“Southern”), NETCOM DATA CORP., a Georgia corporation (“Netcom”), and United Check Services, L.L.C., a Louisiana limited liability company (“UCS”; UCS, ESystems, Southern, and Netcom are sometimes hereinafter referred to each individually as a “Debtor” and together collectively, as the “Debtors”) with respect to (i) the Loan, Pledge and Security Agreement entered into as of September 17, 2008 by and among the Lender and the Debtors (as the same has been amended and/or supplemented from time to time and as the same may be further amended, supplemented, restated, or otherwise modified from time to time (the “Agreement”)) and (i) the Promissory Note dated September 17, 2008 in the original stated principal amount of $2,128,500.00 issued by the Debtors in favor of the Lender (as the same has been amended and/or supplemented from time to time, and as the same may be further amended, supplemented, restated, or otherwise modified from time to time (the “Note”)).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement as amended hereby.

WHEREAS, the Debtors and the Lender have entered into the Agreement and Debtors issued the Note to the Lender; and

WHEREAS, the Lender has made Loans to the Debtors pursuant to the terms of the Agreement, which have been of substantial benefit to the Debtors; and

WHEREAS, the Lender and the Debtors from time to time have previously amended the Agreement and the Note to modify certain terms and dates included in therein; and

WHEREAS, subject to the terms and conditions of this Amendment, the Lender and the Debtors have agreed to further amend certain provisions of the Agreement and the Note as specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1.   Section 1(n’) is hereby added to the Agreement as follows:

(n’) “Maturity Date” has the meaning as set forth in Section 4 of the Note.

2.   Section 2(c) of the Agreement shall be amended and restated in its entirety as follows:

(c) Credit Facility.  Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender has previously extended to Debtor an aggregate sum of TWO MILLION ONE HUNDRED TWENTY-EIGHT THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($2,128,500.00), such aggregate sum as of December ___, 2011 having been repaid to reduce the outstanding principal balance of the Loans to THREE HUNDRED NINETEEN THOUSAND FOUR HUNDRED SIXTY NINE AND 41/100 DOLLARS ($319,469.41) (the “Credit Facility”).

3.   Section 7(u) of the Agreement is hereby amended to make the “W” at the beginning of such section lower case and to add at the beginning of such section “No Debtor shall pay any dividends or make any distributions except”.

4.   Section 7(v)(iii)(1) of the Agreement is hereby amended to add “and approved in writing by Lender in its sole discretion” after “(1) transfers previously disclosed to Lender”.

5.   Section 10(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b)           Performance Default.  The failure of any Obligor to timely and properly observe, keep or perform any covenant, agreement, or condition required herein or in any of the other Loan Documents, other than with respect to a payment default as set forth in Section 10(a), which is not cured within FIVE (5) Business Days following written notice from Lender to such Obligor; provided that (i) if such default cannot be cured within FIVE (5) Business Days, (ii) such Obligor has, within such period, taken such actions as deemed reasonably necessary and appropriate by Lender to cure such default, and (iii) such Obligor shall continue to diligently pursue such actions, such cure period shall be extended for a period of THIRTY (30) days.

6.   Section 10(c) of the Agreement is hereby amended and restated in its entirety as follows:

(c) Representations and Warranties.  Any representation or warranty contained herein or in any of the other Loan Documents made by an Obligor is false or misleading in any material respect.

7.   Section 4 of the Note is hereby amended and restated in its entirety as follows:

4. Payment Schedule.  Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority:  (a) the payment or reimbursement of any expenses, cost or obligations (other than the outstanding principal balance hereof and interest hereon) for which Debtor shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity.  If an Event of Default exists under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses

(a), (b) or (c) above without regard to the order of priority otherwise specified herein and any applicable to the outstanding principal balance hereof may be made in either direct or inverse order of maturity.  If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be in such case included in computing interest in connection with such payment.  The outstanding principal balance of this Note, plus accrued and unpaid interest thereon shall be due and payable on the earlier of: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents, or (ii) DECEMBER 31, 2013 (the “Maturity Date”).  Accrued and unpaid interest on the outstanding principal balance of this Note shall be due and payable monthly, such interest payments having commenced on OCTOBER 31, 2008, and continuing on the SAME day of each calendar month thereafter (or if no such corresponding date, on the LAST day of such calendar month) and on the Maturity Date.  Debtor shall repay a portion of the principal balance of the Indebtedness evidenced by this Note by Debtor paying $100,000.00 to Lender on DECEMBER 31, 2012.  No repayment or prepayment of the Indebtedness evidenced by this Note by Debtor shall be reason for any relending or additional lending by the Lender to Debtor.  The unpaid principal balance of this Note at any time shall be the total amounts advanced hereunder by Lender less the amount of principal payments made hereon by or for Debtor, which balance may be endorsed hereon from time to time by Lender or otherwise noted in Lender’s records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time.

8.   Section 7 of the Note [Prepayments] is hereby deleted in it entirety.

9.   Representations and Warranties.  The Debtors hereby, jointly and severally, represent and warrant to the Lender that: (a) no default or Event of Default has occurred and is continuing on and as of the date hereof; (b) the representations and warranties of each Debtor contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a different date; and (c) the execution and delivery by each Debtor of this Amendment and the other documents and instruments contemplated hereby and the performance by each Debtor of all of its agreements and obligations under this Amendment, the Agreement as amended hereby, and the other Loan Documents, respectively, are within the power and authority of each Debtor and have been duly authorized by all necessary action on the part of each Debtor, and the execution and delivery by each Debtor of this Amendment and the other documents and instruments contemplated hereby, and the performance by it of the transactions contemplated hereby, do not and will not contravene any term or condition set forth in any agreement or instrument to which any Debtor is a party or by which any Debtor is bound.

10.    Effectiveness and Conditions Precedent.  This Amendment shall become effective upon the Lender’s receipt of the following in form and substance satisfactory to the Lender in its sole discretion and in each case on or before December 23, 2011: (a) the Lender’s receipt of counterparts of this Amendment executed and delivered by each Debtor; (b) the Lender’s receipt of a fully executed original of a certificate of officers with attached resolutions of the Board of Directors from each Debtor (all in form and substance satisfactory to the Lender in its sole discretion) authorizing the execution and delivery of this Amendment and consummation of the transactions contemplated hereby by such Debtor; and (c) the Lender’s receipt of One Hundred

Thousand Dollars ($100,000.00) in immediately available funds to be used to pay down the outstanding principal balance of the Loan from $419,469.41 to $319,469.41.

11.   Status of Loan Documents; Additional Representations and Warranties.

(a)          This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and the terms, provisions, and conditions of the Loan Documents and the liens granted under the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.  Each Debtor expressly reaffirms all of the Loan Documents and the debts and other obligations thereunder, each Debtor agrees that nothing contained herein shall operate to release any Debtor or any other person or entity from liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Loan Documents, except as may be herein modified, and each Debtor hereby reaffirms that each and every provision, condition, obligation, and agreement in such documents shall continue in full force and effect, except as may be herein modified.  The validity, priority, and perfection of all security interests and other liens granted or created by the Loan Documents are hereby acknowledged and confirmed by each Debtor, and each Debtor hereby agrees that such documents shall continue to secure the Loans and all of the other now existing and hereafter arising obligations of any Debtor to the Lender, as any of the same may be amended by this Amendment, without any change, loss, or impairment of the priority of such security interests or other liens.

(b)          No amendment of any terms or provisions of the Agreement made hereunder shall relieve any Debtor from complying with any other term or provision of the Agreement as amended by this Amendment, or any of the other Loan Documents.

(c)          No action taken by any Debtor prior to, on, or after the date hereof shall constitute a waiver of or modification of any term or condition of any of the Loan Documents, except as specifically set forth herein, or prejudice any rights which the Lender may now have as of the date hereof or may have in the future under or in connection with the Loan Documents, including, without limitation, all rights and remedies in connection with defaults, Events of Default, and failures of conditions precedent to the making of Loans that have occurred and are continuing, all of which rights and remedies the Lender hereby expressly reserves.

(d)          Each Debtor hereby represents and warrants to the Lender that except as heretofore disclosed in writing by the Debtors to the Lender, as of the date hereof there is no pending or, to the knowledge of any Debtor, threatened action, suit, proceeding, governmental investigation, or arbitration against or affecting any Debtor or any property of any Debtor.

(e)          Each Debtor hereby represents and warrants that, on and as of the date hereof: no proceeding has been filed or commenced by or against any Debtor for dissolution, termination, or liquidation; nor does there exist insolvency of any Debtor, nor does any Debtor fail to pay its debts as they become due in the ordinary course of business; nor has a creditor’s committee been appointed for the business of any Debtor; nor has any Debtor made an assignment for the benefit of creditors, or filed a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors; nor has any Debtor applied for or permitted the appointment of a receiver or trustee for any or all of its property, assets, or rights; nor is any Debtor aware of any such receiver or trustee being appointed for any or all of its property, assets, or rights

12.   Miscellaneous.

(a)          No Waiver, Cumulative Remedies.  No failure or delay or course of dealing on the part of the Lender in exercising any right, power, or privilege hereunder shall operate as an express or implied waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder.  The rights, powers, and remedies herein expressly provided are cumulative and not exclusive of any rights, powers, or remedies which the Lender would otherwise have.  No notice to or demand on any Debtor in any case shall entitle any Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

(b)          Ratification, Etc.  Except as expressly provided for herein, the Agreement and all documents, instruments, and agreements related thereto, including, but not limited to, the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Agreement and this Amendment shall be read and construed as a single agreement.  This Amendment shall constitute one of the Loan Documents and the obligations of the Debtors under this Amendment shall constitute obligations and debts for all purposes of the Loan Documents.  All references in the Agreement, the Loan Documents, or any related agreement or instrument to the Agreement shall hereafter refer to the Agreement as amended hereby.

(c)          Expenses.  Each Debtor, jointly and severally, agrees to pay and reimburse the Lender for all out-of-pocket costs and expenses of the Lender and its employees (including, without limitation, costs and expenses of legal counsel) incurred by the Lender in entering into this Amendment and preparing the documentation in connection herewith.

(d)          Headings Descriptive.  The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

(e)          Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f)          Counterparts; Execution.  This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  The exchange of copies of this Amendment and of signature pages by facsimile or electronic mail transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or electronic mail shall be deemed to be their original signatures for all purposes.

(g)          Release.  Each Debtor hereby acknowledges and confirms that: (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause, or claim arising under or with respect to), in any case based upon acts or omissions of the Lender occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability, or enforceability of the Agreement or any of the other Loan Documents, the obligations of any Debtor to the Bank, the liens securing such obligations, or any of the terms or conditions of any Loan Document; and (ii) it does not possess (and hereby forever waives, remises, releases, discharges, and holds harmless the Lender and its affiliates, stockholders, directors, officers, employees, attorneys, agents, and representatives and each of their respective heirs, executors, administrators, successors, and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand, and/or other right of action whatsoever, whether in law, equity, or otherwise (which it, all those claiming by, through, or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause, or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity, or enforceability of the obligations of any Debtor to the Lender, the liens securing such obligations, or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

(h)          Modification.  No amendment or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the Lender and the Debtors, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(i)           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF LOUISIANA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

DEBTORS:

UNITED ESYSTEMS, INC.	UNITED CHECK SERVICES, L.L.C.

By: /s/ Walter Reid Green, Jr.	By: /s/ Walter Reid Green, Jr.
Name: Walter Reid Green Jr.	Name: Walter Reid Green, Jr.
Its: CEO	Its: Managing Member

NETCOM DATA SOUTHERN CORP.	NETCOM DATA CORP.

By: /s/ Walter Reid Green, Jr.	By: /s/ Walter Reid Green, Jr.
Name: Walter Reid Green, Jr.	Name: Walter Reid Green, Jr.
Its: Treasurer	Its: Treasurer

LENDER:

THERMO CREDIT LLC

By: /s/ Seth Block
Name:  Seth Block
Its:  Executive Vice President

As of the date first above written, the undersigned, a subordinate lender and/or a pledge or of collateral, also hereby acknowledges and consents to the terms and conditions of the foregoing Amendment and the transactions contemplated thereby, and the undersigned further hereby covenants and agrees to continue to be bound by the terms of the each of the Loan Documents that such person has heretofore executed or now or hereafter executes.

/s/ Robert Sorrentino	/s/ Leon Nowalsky
Robert Sorrentino	Leon Nowalsky